SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 1, 2018 (May 30, 2018)

TRUETT-HURST, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35973	46-1561499
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Foss Creek Circle, Healdsburg, CA 95448
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (707) 431.4423

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Directors

At the 2017 Annual Meeting held on May 30, 2018 (the “2017 Annual Meeting”), the stockholders of Truett-Hurst, Inc. (the “Company”) re-elected Mr. Phillip L. Hurst, Mr. Paul E. Dolan, III, Mr. Daniel A. Carroll and Mr. Marcus Benedetti as Class II directors to each serve until the 2020 annual meeting of stockholders and thereafter until his successor is duly elected and qualified. Messrs. Hurst, Dolan, Carroll and Benedetti were re-elected upon the recommendation of the Nominating and Governance Committee of the Board of Directors and the nomination of the Board of Directors.

 Item 5.07.Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting, the stockholders considered two proposals, each of which is described in more detail in the Company's definitive proxy statement for the 2017 Annual Meeting filed with the Securities and Exchange Commission on May 1, 2018. The matters voted upon at the 2017 Annual Meeting and the final results of the votes were as follows:

Proposal 1 – Re-election of Class II Directors:

The following Class II Directors were re-elected, to hold office for a term expiring at the Company’s 2020 annual meeting of stockholders. The final voting results are set forth below:

Nominee	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Phillip L. Hurst	4,048,598	44,569	200	1,795,633
Paul E. Dolan, III	4,073,597	19,570	200	1,795,633
Daniel A. Carroll	4,019,189	73,403	775	1,795,633
Marcus Benedetti	4,001,517	91,075	775	1,795,633

Proposal 2 - Ratification of Independent Registered Public Accounting Firm:

The appointment of BPM LLP, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018 was ratified. The final voting results are set forth below:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
5,744,493	132,354	12,153	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Truett-Hurst, Inc.

By:	/s/ Phillip L. Hurst
Phillip L. Hurst
President and Chief Executive Officer

Date: June 1, 2018